                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549


                                -------------------


                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


           Date of report (Date of earliest event reported):  MAY 4, 1998


                                 GEOGRAPHICS, INC.
                                 -----------------
                 (Exact Name of Registrant as Specified in Charter)


           WYOMING                     0-26756             87-0305614
           -------                     -------             ----------
(State or Other Jurisdiction of      (Commission         (IRS Employer
       Incorporation)                File Number)      Identification No.)



             1555 ODELL ROAD, P.O. BOX 1750, BLAINE, WASHINGTON; 98231
             ---------------------------------------------------------
                 (Address of Principal Executive Offices; Zip Code)


                                   (360) 332-6711
                                   --------------
                (Registrant's telephone number, including area code)


                                   NOT APPLICABLE
                                   --------------
           (Former Name or Former Address, if Changed Since Last Report)



                                Page 1 of 37 Pages
                              Exhibit Index at Page 9.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 4, 1998, Geographics, Inc. (the "Company"), along with U.S. Bank of Washington National Association (the "Bank"), the Company's primary lending institution and lienholder on its assets, executed an Amended and Restated Asset Purchase Agreement (the "Agreement") for the sale of the Company's lettering and signage product line business to Identity Group, Inc. ("Identity"), an unaffiliated Tennessee corporation. The adjusted aggregate purchase price of $6,820,000, including a $25,000 inventory valuation adjustment and less an amount of $200,000 placed in an Escrow Fund, was paid on May 6, 1998 (the "Closing Date") by wire transfer of immediately available funds to an account designated by the Bank. The inventory valuation adjustment was the result of a provision in the Agreement to adjust the aggregate purchase price upward or downward at the Closing Date to the extent that the value of the eligible inventory of the lettering and signage products business was more or less than an amount equal to $666,767. Eligible inventory at the Closing Date amounted to approximately $691,200, resulting in the $25,000 increase in the aggregate purchase price. The holdback of $200,000 placed in the Escrow Fund will be used to offset (1) an agreed amount representing obsolete inventory determined within 45 days after the Closing Date (the "Determination Period"), and (2) claims made by Identity within 90 days after the Closing Date for certain unassumed liabilities, or specified costs and expenses of the lettering and signage product line business. As of the date of this filing, the Determination Period has expired and no additional obsolete inventory was identified which would require adjustment of the purchase price. Also as of the date of this filing, no claims have been submitted by Identity to the Escrow Agent, although it is not possible to determine at this time if any claims will be submitted prior to the expiration of the 90-day claim period. After 90 days from the Closing Date, the Escrow Agent will pay any amounts remaining in the Escrow Fund, less an amount to cover submitted claims pending final resolution, to an account designated by the Bank.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of business acquired.

       Not Applicable

(b)    Pro Forma Financial Information

       The following unaudited pro forma condensed consolidated financial statements are filed with this report:

       (i) Pro Forma Condensed Consolidated Balance Sheet (unaudited) as of March 31, 1998

       (ii) Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the year ended March 31, 1998

The unaudited pro forma condensed consolidated balance sheet at March 31, 1998, and the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 1998 give pro forma effect to the estimated financial effects of the Transaction. The pro forma condensed consolidated balance sheet as of March 31, 1998 gives pro forma effect to the Agreement as if the transactions resulting from the Agreement were consummated on that date. The pro forma condensed consolidated statement of operations for the year ended March 31, 1998 presents the results of operations of the Company as if the Transaction had occurred at the beginning of the period presented. In order to assist readers in evaluating the effect of the Transaction on continuing operations, the pro forma balance sheet shows a gain of $5,888,800 resulting from the Transaction. The pro forma statement of operations excludes this gain because it will not be a continuing source of income to the Company. The pro forma information is based on the historical financial information of the Company giving effect to the assumptions and adjustments set forth in the accompanying notes.

The unaudited pro forma condensed financial data have been prepared by the Company's management and are not necessarily indicative of how the Company's balance sheet and results of operations would have been presented had the transactions with Identity and the Bank actually been consummated at the assumed dates, nor are they necessarily indicative of the Company's balance sheet and results of operations for any future period. The unaudited pro forma condensed financial data should be read in conjunction with the financial statements and related notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Form 10-K for the fiscal year ended March 31, 1997 and Form 10-Q for the nine-month period ended December 31, 1997, incorporated herein by reference.

(c) Exhibits

 EXHIBIT NUMBER
 (REFERENCED TO
  ITEM 601 OF
REGISTRATION S-K) DESCRIPTION OF DOCUMENT
----------------- -----------------------
      10.18       Amended and Restated Asset Purchase Agreement by and among
                  Geographics, Inc., Identity Group, Inc. and U.S. Bank National
                  Association, dated May 4, 1998 (1)

      10.19       Escrow Agreement by and among Geographics, Inc., Identity
                  Group, Inc., U.S. Bank National Association and Lawyers Title
                  Insurance Corporation, dated May 4, 1998.

------------------------------------------------------------------------------
(1) Replaces an identically numbered exhibit to the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1997, as filed with the Securities and Exchange Commission on April 29, 1998 (SEC File No. 0-26756).

                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GEOGRAPHICS, INC.

      DATE:  JUNE 29, 1998      By:             /S/ RONALD S. DEANS

                                                  Ronald S. Deans
                                         CHAIRMAN OF THE BOARD, PRESIDENT,
                                      CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL
                                               OFFICER AND SECRETARY

                          PRO FORMA FINANCIAL INFORMATION

                                 GEOGRAPHICS, INC.
                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 AT MARCH 31, 1998
                                    (UNAUDITED)

                                                                   CONSOLIDATED              LETTERING
                           ASSETS                                    BALANCE                 & SIGNAGE             PRO FORMA
                                                                      SHEET               PRO FORMA ADJ'S         AS ADJUSTED
                                                                   --------------         ---------------        -------------
 CURRENT ASSETS
 Cash                                                              $      316,078                                      316,078
 Accounts receivable, net                                               3,951,448                                    3,951,448
 Inventory, net of allowance for obsolete inventory (b)                 6,955,780              (843,900)             6,111,880
 Prepaid expenses, deposits, and other current assets                     969,385                                      969,385
                                                                   --------------         ---------------        -------------
        Total current assets                                           12,192,691              (843,900)            11,348,791

 Property, Plant and Equipment, net ( c )                              13,090,115               (25,000)            13,065,115

 Other Assets                                                             512,956                                      512,956
                                                                   --------------         ---------------        -------------
 TOTAL ASSETS                                                      $   25,795,762         $    (868,900)         $  24.926,862
                                                                   --------------         ---------------        -------------
                                                                   --------------         ---------------        -------------

         LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES
 Bank overdrafts                                                   $     301,716                                 $     301,716
 Current portion of long-term debt                                     1,526,508                                     1,526,508
 Note payable to bank                                                 11,300,808              6,542,700              4,758,108
 Accounts payable                                                      3,206,631                215,000              2,991,631
 Accrued liabilities                                                   2,254,117                                     2,254,117
                                                                   --------------         ---------------        -------------
        Total current liabilities                                     18,589,780              6,757,700             11,832,080

 Long-Term Debt                                                        6,677,090                                     6,677,090
                                                                   --------------         ---------------        -------------
        Total liabilities                                             25,266,870              6,757,700             18,509,170

  Stockholders' Equity
        No par common stock                                           15,573,434                                    15,573,434
        Retained earnings (accumulated deficit) (f)                  (15,044,542)            (5,888,800)            (9,155,742)
        Foreign currency translation adjustment                                -                                             -
                                                                   --------------         ---------------        -------------
        Total stockholders' equity                                       528,892             (5,888,800)             6,417,692
                                                                   --------------         ---------------        -------------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $  25,795,762          $     868,900          $  24,926,862
                                                                   --------------         ---------------        -------------
                                                                   --------------         ---------------        -------------

             See accompanying notes to these pro forma condensed
                    consolidated Financial Statements.

                             GEOGRAPHICS, INC.
         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED MARCH 31, 1998
                               (UNAUDITED)

                                                                  CONSOLIDATED          LETTERING
                                                                  STATEMENT OF          & SIGNAGE             PRO FORMA
                                                                   OPERATIONS        PRO FORMA ADJ'S         AS ADJUSTED
                                                                  ------------       ---------------         -----------
 Sales (a)                                                         31,027,152            6,598,881            24,428,271
 Cost of Sales (b)                                                 24,789,619            3,822,243            20,967,376
                                                                  ------------       ---------------          -----------
     Gross margin                                                   6,237,533            2,776,638             3,460,895

 Selling, General and Administrative Expenses (c)                  11,705,767            1,553,950            10,151,806
                                                                  ------------       ---------------          -----------
     Income (loss) from operations                                 (5,468,234)           1,222,688            (6,690,911)

 Other Income (Expense)
     Interest expense (d)                                          (1,663,978)            (249,597)           (1,414,381)
     Loss on sales of property and equipment                          (23,516)                   -               (23,516)
     Other income (expense)                                           (78,400)                   -               (78,400)
                                                                  ------------       ---------------          -----------
        Total other income (expense)                               (1,765,893)            (249,597)           (1,516,297)
                                                                  ------------       ---------------          -----------
 Income (Loss) Before Provision for Income Taxes                   (7,234,128)             973,088            (8,207,208)

 Income Tax Provision (Benefit) (e)                                         -                    -                     -
                                                                  ------------        ---------------          -----------
 Net Income (Loss)                                                $(7,234,128)             973,088            (8,207,208)
                                                                  ------------        ---------------          -----------
                                                                  ------------        ---------------          -----------
  Earnings Per Common and Common Equivalent Share
     Primary                                                            $(.75)                $.10                 $(.85)
     Assuming full dilution                                             $(.75)                $.10                 $(.85)

  Shares Used in Computing Earnings Per Common and Common
 Equivalent Share
     Primary                                                        9,626,335            9,626,335             9,626,335
     Assuming full dilution                                         9,626,335            9,716,179             9,626,335

                See accompanying notes to these pro forma
               condensed consolidated financial statements.

                                 GEOGRAPHICS, INC.
           NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.     ADJUSTMENTS RELATED TO THE PRO FORMA BALANCE SHEET

The pro forma balance sheet reflects the effects of adjustments related to the sale of the assets of the Company's lettering and signage product lines as if the Transaction had taken effect on March 31, 1998. The adjustments related to the pro forma balance sheet consist of allocations of certain assets, liabilities and stockholders' equity to the Company's lettering and signage product lines as set forth below:

(a) The terms of the Transaction require Identity Group, Inc. to pay at the Closing Date an adjusted aggregate purchase price of $6,820,000, less a holdback of $200,000 subject to certain adjustments, to an account designated by U.S. Bank. On May 6, 1998, the Closing Date, the adjusted aggregate purchase price net of the holdback, amounting to $6,620,000, was paid against the Company's outstanding credit facility.

(b) The terms of the Agreement assume an inventory value on the Closing Date of $666,767. The aggregate purchase price was adjusted up, on a dollar-for-dollar basis, to the extent that good and salable inventory, as defined in the Agreement, was higher than $666,767. Lettering and signage inventory at May 6, 1998, the Closing Date, amounted to approximately $691,200, resulting in an actual increase in the purchase price of $25,000. Lettering and signage inventory at March 31, 1998 was approximately $843,900, resulting in a pro forma increase in the purchase price of approximately $177,200.

(c) The net book value of equipment sold under terms of the Transaction amounted to approximately $25,000 at March 31, 1998.

(d) Records the use of available net proceeds from the Transaction to reduce the outstanding balance on the Company's revolving credit facility.

(e) Records the use of certain proceeds for the anticipated reductions in Accounts Payable balances related to the Transaction.

(f)    Records the pro forma effect of the Transaction on Retained Earnings.

2.     ADJUSTMENTS RELATED TO THE PRO FORMA STATEMENT OF OPERATIONS

 The pro forma statement of operations for the year ended March 31, 1998 reflects the effects of adjustments related to the sale of the assets of the Company's lettering and signage product lines as if the Transaction had taken effect at April 1, 1997. The pro forma balance sheet reflects a gain of $5,888,800 resulting from the Transaction. The pro forma statement of operations excludes this gain because it will not be a continuing source of income to the Company. The adjustments related to the pro forma statement of operations consist of allocations of sales, cost of sales, selling, general and administrative expenses, and interest expense to the Company's lettering and signage product lines as set forth below:

(a) Records the pro forma reduction in revenues related to the Company's lettering and signage business.

(b) Records the Company's corresponding pro forma reduction in cost of sales.

(c) Records the pro forma reduction in selling, general and administrative expense. Selling expenses consist of volume, advertising and other payments or credits to customers, along with sales commissions and direct selling expenses. General and administrative expenses include professional fees and other direct administrative expenses. Such pro forma expenses for the year ended March 31, 1998 were estimated to be approximately $1,369,950 for selling expenses and approximately $184,000 for general and administrative expenses, for a total of approximately $1,553,950.

(d) Records the pro forma reduction in interest expense. Such expense was estimated based on management estimates of working capital employed relative to the specialty paper business and a corresponding pro forma allocation of the relative use of the Company's revolving credit facility and equipment capital lease facilities to support the lettering and signage product business.

(e) Based on the Company's pro forma current operating results for the year ended March 31, 1998, along with projections of future net pre-tax losses, management determined that future operating and taxable income may not be sufficient to fully recognize all existing deferred tax assets and, as a result, the carrying value of the net deferred tax assets is fully reserved at March 31, 1998. The amounts reflected represent the pro forma elimination of any potential tax benefit due to the sale of the lettering and signage business for the year ended March 31, 1998.

                                   EXHIBIT INDEX
                                 GEOGRAPHICS, INC.
                             Current Report on Form 8-K

  Description of Exhibit                                               Page No.
  ----------------------                                               --------
 Amended and Restated Asset Purchase Agreement by and among               10
 Geographics, Inc., Identity Group, Inc., and U.S. Bank National
 Association, dated May 4, 1998


 Escrow Agreement by and among Geographics, Inc., Identity Group,         30
 Inc., U.S. Bank National Association and Lawyers Title Insurance
 Corporation, dated May 4, 1998